SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2013

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14468	33-0530289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1725 Gillespie Way

El Cajon, California 92020

(Address of Principal Executive Offices)

(619) 596-8600

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2013, PURE Bioscience, Inc. (the “Company”) announced the appointment of William Otis as a new member of its Board of Directors. There is no arrangement or understanding between Mr. Otis and any other person pursuant to which he was elected as a director. In addition, there are no transactions in which Mr. Otis has an interest in requiring disclosure under Item 404(a) of Regulation S-K.

The Company issued a press release announcing the appointment of Mr. Otis to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    The following exhibit is furnished with this report:

Exhibit No.	Exhibit Description

99.1	Press Release issued by the Company on October 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: October 9, 2013	By:	/s/ Hank Lambert
Hank Lambert,
Chief Executive Officer